Income Taxes	3 Months Ended	12 Months Ended
	May 31, 2013	Feb. 28, 2013
Income Taxes
Income Taxes

5.              Income Taxes

The Company’s tax provision and the corresponding effective tax rate are based on expected income, statutory tax rates and tax planning opportunities available in the various jurisdictions in which the Company operates. For interim financial reporting, the Company estimates the annual tax rate based on projected taxable income for the full year and records a quarterly tax provision in accordance with the anticipated annual rate. As the year progresses, the Company refines the estimates of the year’s taxable income as new information becomes available, including year-to-date financial results. This continual estimation process often results in a change to the Company’s expected effective tax rate for the year. When this occurs, the Company adjusts the income tax provision during the quarter in which the change in estimate occurs so that the year-to-date provision reflects the expected annual tax rate.  Significant judgment is required in determining the Company’s effective interim tax rate and in evaluating its tax positions.

The Company’s effective income tax rate was 10.62% and 38.8% for the three months ended May 31, 2013 and May 31, 2012, respectively. The principal factor affecting the comparability of the effective income tax rate for the respective periods is the result of the Company’s assessment of the realizability of the current year projected tax loss.  The Company recorded a valuation allowance on the portion of the current year federal and state losses that it believes are not more likely than not to be realized.  Our benefit from income taxes for the three months ended May 31, 2013 is based on an estimated annual effective tax rate for fiscal year 2014 of 10.62%.

The cash taxes paid were not material for the three months ended May 31, 2013 and May 31, 2012, respectively, primarily as a result of a net operating loss.

10. Income Taxes

The components of the U.S. federal and state income tax (benefit) expense for fiscal years 2013, 2012 and 2011 consisted of:

(In thousands)	2013	2012	2011

Current
U.S. federal	$—	$—	$(3,902)
State	(11)	14	292
Current	(11)	14	(3,610)
Deferred
U.S. federal	(35,878)	(17,637)	(940)
State	(5,669)	1,226	72
Deferred	(41,547)	(16,411)	(868)
Income tax benefit	$(41,558)	$(16,397)	$(4,478)

The detail of (benefit) expense for income taxes and a reconciliation of the statutory to effective tax benefit for fiscal years 2013, 2012 and 2011 are as follows:

(In thousands)	2013	2012	2011

Federal statutory tax	$(34,192)	$(14,639)	$(3,588)
State taxes, net of federal benefit	(7,987)	(2,298)	(2,719)
Depletion	(2,223)	(2,187)	(1,761)
Tax contingencies	11	(193)	374
Valuation allowance, net	2,879	3,912	3,883
Other	(46)	(992)	(667)
Income tax benefit	$(41,558)	$(16,397)	$(4,478)

The Company’s effective tax rate for each of 2013, 2012 and 2011 differs from the U.S. federal statutory rate of 35% due principally to state income taxes, percentage depletion deducted for tax purposes but not for financial reporting purposes, and the increase in valuation allowance. Included in the fiscal year 2013 deferred state tax benefit and state taxes, net of federal benefit amounts in the tables above is a discrete out-of-period tax benefit of $1.2 million due to differences in our state apportionment calculation when we finalized our tax returns for fiscal year 2012 in November 2012. Also included in the fiscal year 2013 deferred federal and state tax benefit, net of federal benefit amounts in the tables above, is $0.5 million of expense related to the tax treatment of certain leases. The Company understated the deferred tax liability in prior periods by $1.1 million. The out-of-period adjustments are not material to the prior or current consolidated financial statements.

Deferred income taxes arise due to certain items being includable in the determination of taxable income in periods different than for financial reporting purposes. The tax effect of significant types of temporary differences and carry forwards that gave rise to our deferred tax assets and liabilities consist of the following:

	February 28,	February 29,
(In thousands)	2013	2012

Deferred tax assets related to
Inventory	$1,492	$5,964
Defined benefit plans	1,782	1,690
Accrued expenses	4,312	5,812
Workers’ compensation	7,928	7,524
Bad debt reserve	1,386	1,329
Reclamation	6,166	5,375
Leases	3,742	4,178
Other	2,021	3,725
Tax loss carryforwards	69,364	29,669
Total deferred tax assets	98,193	65,266
Deferred tax liabilities related to
Depreciable and amortizable assets	(121,675)	(133,700)
Leases	—	(651)
Other	(153)	(357)
Total deferred tax liabilities	(121,828)	(134,708)
Less: Valuation allowance	(16,422)	(11,213)
Net deferred tax liabilities	$(40,057)	$(80,655)

Deferred income taxes have been classified in the accompanying consolidated balance sheets as follows:

	February 28,	February 29,
(In thousands)	2013	2012

Deferred tax assets - current	$12,386	$16,019
Deferred tax liabilities - noncurrent	(52,443)	(96,674)
Net deferred tax liabilities	$(40,057)	$(80,655)

During fiscal year 2013, we increased our valuation allowance by $5.2 million. The increase to the valuation allowance was primarily the result of the current year net operating losses for state tax purposes. A component of the current year movement in the valuation allowance was a decrease to certain long-term deferred tax assets primarily related to reclamation of $1.5 million due to scheduling of deferred tax liabilities as a source of income to take into account new information regarding certain trademarks as definite lived intangibles.

The initial $5.5 million non-cash charge to establish the valuation allowance was recorded in fiscal year 2011. The purpose of the initial recording was to establish the valuation allowance against certain deferred tax assets primarily related to state net operating losses. In assessing whether the deferred tax assets may be realized, management considers whether it is more likely than not that some or all of the deferred tax assets will not be realized based upon an assessment of both positive and negative evidence as prescribed by applicable accounting guidance, for example recent operating results and permanent differences for tax purposes. The Company’s cumulative loss in the most recent three-year period, inclusive of the loss for the year ended February 28, 2013, represented sufficient negative evidence to require a valuation allowance under the provisions of ASC 740 Income taxes. The Company intends to maintain a state valuation allowance until sufficient positive evidence exists to support its reversal. Although realization is not assured, the Company has concluded that the remaining deferred tax assets as of February 28, 2013 will be realized based on the scheduling of deferred tax liabilities. The amount of the deferred tax assets actually realized, however, could vary if there are differences in the timing or amount of future reversals of existing deferred tax liabilities. Should the Company determine that it would not be able to realize all or part of its deferred tax assets in the future, an adjustment to the deferred tax assets would be charged to income in the period such determination was made.

The Company has U.S. federal net operating losses that will begin to expire in 2027 totaling approximately $139.7 million and $50.5 million as of February 28, 2013 and February 29, 2012, respectively. The Company has state net operating losses that will begin to expire in 2014 of approximately $209.6 million and $138.8 million as of February 28, 2013 and February 29, 2012, respectively, of which $183.7 million and $129.5 million, respectively, relates to Pennsylvania. The Pennsylvania state net operating losses will begin to expire in 2020.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits for fiscal years 2013, 2012 and 2011 is as follows:

(In thousands)	2013	2012	2011

Beginning balance	$2,509	$2,379	$1,035
Gross increases - current period tax positions	455	196	1,344
Gross increases - prior period tax positions	436	720	—
Settlements with taxing authorities/lapse of statute of limitations	—	(786)	—
Ending balance	$3,400	$2,509	$2,379

The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate was $2.9 million and $2.4 million as of February 28, 2013 and February 29, 2012. During fiscal year 2012 the IRS’s Tax Exempt and Government Entities Division initiated and completed an examination of the Company’s federal income tax returns specifically related to revenue bonds issued by the Company. As a result of the examination, the Company agreed to pay a settlement amount of $0.1 million to the IRS.

We recognize interest and penalties related to unrecognized tax benefits as a component of tax expense. During fiscal years 2013, 2012 and 2011 interest and penalties accrued were not material.

We file annual tax returns in the various federal, state and local income taxing jurisdictions in which we operate. These tax returns are subject to examination and possible challenge by the taxing authorities. Positions challenged by the taxing authorities may be settled or appealed by the Company. The Company’s number of open tax years varies by jurisdiction. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non U.S. income tax examinations by tax authorities for years before 2008.